EXHIBIT 99.2
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     Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


I, Harry Chauhan, President and Chief Financial Officer of Global Wireless Satellite Networks (USA), Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 22, 2004


/s/ Harry Chauhan
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Harry Chauhan
President and Chief Financial Officer